SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) July 22, 1997


                               MARCAM CORPORATION
               (Exact Name of Registrant as Specified in Charter)


       MASSACHUSETTS                     0-18674                 04-2711580
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


          95 WELLS AVENUE, NEWTON, MA                              02159
    (Address of Principal Executive Offices)                     (Zip Code)




       Registrant's telephone number, including area code: (617) 965-0220



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Item 5.  Other Events.

     Attached as Exhibit 99.1 is a press release issued by Marcam Corporation on July 22, 1997.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)  Financial Statements of Business Acquired.  None.

      (b)  Pro Forma Financial Information.  None.

      (c)  Exhibits.



Exhibit No.   Description
-----------   -----------

99.1 Press Release of Marcam Corporation regarding earnings for the fiscal quarter ended June 30, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MARCAM CORPORATION


Date: July 22, 1997                            By:/s/ George A. Chamberlain, 3d
      -------------                               -----------------------------
                                                  George A. Chamberlain, 3d
                                                  Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------

99.1 Press Release of Marcam Corporation regarding earnings for the fiscal quarter ended June 30, 1997.